SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 Date of Report
                                  May 17, 1995

                                  FISERV, INC.
             (Exact name of registrant as specified in its charter)

                                   Wisconsin
               (State or other jurisdiction of incorporation)

              0-14948                                  39-1506125
     (Commission File Number)              (IRS Employer Identification No.)

            255 FIserv Drive                             53045
          Brookfield, Wisconsin                        (Zip code)
(Address of principal executive offices)


               Registrant's telephone number, including area code
                                 (414) 879-5000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On May 17, 1995, the Registrant completed the acquisition of Information Technology, Inc. (ITI), which is engaged in the business of developing, licensing and maintenance of computer software for financial institutions and the sale of related computer equipment. The transaction will be accounted for as a purchase and, accordingly, the operations of ITI will be included with those of the Registrant from the date of acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of Information Technology, Inc.:
     Report of Independent Accountants
     Balance Sheets as of December 31, 1994, 1993 and 1992
     Statements of Income and Retained Earnings for the years ended
       December 31, 1994, 1993 and 1992
     Statements of Cash Flows for the years ended December 31, 1994,
       1993 and 1992
     Notes to Financial Statements
     Balance Sheet (unaudited) as of March 31, 1995
     Statements of Operations and Retained Earnings (unaudited) for the three months ended March 31, 1995 and 1994
     Statements of Cash Flows (unaudited) for the three months ended March 31,
       1995 and 1994
     Notes to Financial Statements

(b) Unaudited Pro forma condensed consolidated financial information of FIserv, Inc. and ITI:
     Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1994
     Pro Forma Condensed Consolidated Statement of Income for the Year Ended
       December 31, 1994
     Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1995
     Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1995
     Notes to Pro Forma Consolidated Financial Statements


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FISERV, INC.


                                            By  EDWARD P. ALBERTS
                                                -----------------
                                            EDWARD P. ALBERTS
                                            Senior Vice President - Finance
Date:   May 17, 1995

                          INFORMATION TECHNOLOGY, INC.








                   REPORT ON AUDITS OF FINANCIAL STATEMENTS
              for the years ended December 31, 1994, 1993 and 1992






















          This information is confidential and is provided for the restricted use of your staff, board of directors or examining agencies. Because this information is often requested by the various agencies during examinations, please notify the appropriate staff members of its receipt and file accordingly.

                                                             ACCOUNTANTS' REPORT



Report of Independent Accountants
- ---------------------------------

TO THE STOCKHOLDERS AND
BOARD OF DIRECTORS
INFORMATION TECHNOLOGY, INC.

    We have audited the accompanying balance sheets of Information Technology, Inc. as of December 31, 1994, 1993 and 1992 and the related statements of income and retained earnings, and cash flow for the years then ended. These financial statements are the responsibility of the Companys' management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Information Technology, Inc. as of December 31, 1994, 1993 and 1992 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

    The company changed its method of accounting for investment securities as described in note 3. The 1993 and 1992 financial statements were restated as described in note 6.

                                                 Coopers & Lybrand L.L.P.

                                                 700 Cornhusker Plaza
                                                 Lincoln, Nebraska
                                                 February 7, 1995

INFORMATION TECHNOLOGY, INC.
December 31, 1994, 1993 & 1992

BALANCE SHEETS


ASSETS
______________________________________________________________________________

                                        1994           1993           1992
Current Assets:

  Cash and cash equivalents         $31,076,452     $16,253,908     $9,975,496
  Accounts receivable                 7,322,335       5,787,588      6,302,850
  Deposits and prepaids               7,943,019       6,166,091      5,674,076
  Investment securities              16,831,427      24,836,405     25,183,212
                                    -----------     -----------    -----------
                                     63,173,233      53,043,992     47,135,634
                                    -----------     -----------    -----------

Property, plant and equipment at
  cost:

  Land                                1,909,630       1,909,630      1,909,630
  Building and improvements           7,399,346       6,995,730      3,589,550
  Transportation equipment            4,430,716       4,430,716      3,240,096
  Furniture and equipment             5,576,898       4,747,154      3,105,858
  Building in Process                         -         206,663         46,577
                                    -----------     -----------    -----------
                                     19,316,590      18,289,893     11,891,711

    Less accumulated depreciation     9,634,395       7,953,965      8,069,309
                                    -----------     -----------    -----------
                                      9,682,195      10,335,928      3,822,402

Investment securities                21,323,693      19,342,521     19,187,853

Other assets                            546,321         514,063        485,720
                                    -----------     -----------    -----------
                                    $94,725,442     $83,236,504    $70,631,609
                                    ===========     ===========    ===========

                                          THE ACCOMPANYING NOTES ARE AN INTEGRAL
                                               PART OF THE FINANCIAL STATEMENTS.

                                                 INFORMATION TECHNOLOGY, INC.
                                                 December 31, 1994, 1993 & 1992

                                                 BALANCE SHEETS

LIABILITIES
______________________________________________________________________________

                                        1994           1993           1992
Current Liabilities:

  Accounts payable                  $10,553,612      $8,884,114     $9,317,242
  Accrued liabilities                   872,780         662,032        563,610
  Customer downpayments               5,613,687       4,476,357      4,128,325
  Deferred maintenance income        12,702,000      10,527,000      9,483,000
  Dividend Payable                   50,000,000            -              -
                                    -----------     -----------    -----------
                                     79,742,079      24,549,503     23,492,177
                                    -----------     -----------    -----------

EQUITY
______________________________________________________________________________

Common stock, $.50 par value,
  20,000 shares authorized, issued
  and outstanding                       $10,000         $10,000        $10,000
Unrealized loss on Investment
  Securities                         (1,056,617)
Retained earnings                    16,029,980      58,677,001     47,129,432
                                    -----------     -----------    -----------
                                     14,983,363      58,687,001     47,139,432
                                    -----------     -----------    -----------
                                    $94,725,442     $83,236,504    $70,631,609
                                    ===========     ===========    ===========

                                          THE ACCOMPANYING NOTES ARE AN INTEGRAL
                                               PART OF THE FINANCIAL STATEMENTS.

INFORMATION TECHNOLOGY, INC.
For the years ended
December 31, 1994 & 1993 & 1992

STATEMENTS OF INCOME & RETAINED EARNINGS

                                        1994           1993            1992
Revenues:
  Equipment                          $64,476,399    $52,744,268     $51,558,986
  Software license                    22,963,784     19,512,982      16,537,978
  Software maintenance                20,815,007     18,495,194      16,098,737
  Other                                7,076,068      5,961,974       5,571,925
                                     -----------    -----------      ----------
                                     115,331,258     96,714,418      89,767,626
                                     -----------    -----------      ----------
Operating expenses:
  Cost of equipment sold              54,462,706     44,156,780      43,577,134
  Salaries and benefits               10,050,471     10,844,992      10,148,498
  Depreciation                         2,078,438      1,313,029         795,107
  Other                                7,283,614      6,109,045       3,404,118
                                     -----------    -----------      ----------
                                      73,875,229     62,423,846      57,924,857
                                     -----------    -----------      ----------
     Operating income                 41,456,029     34,290,572      31,842,769
                                     -----------    -----------      ----------
Other income (expense):
  Interest and dividend income         2,596,775      2,584,606       2,302,832
  Interest expense                           (54)        (6,172)         (1,935)
  Gain on disposal of fixed assets       237,601         (1,853)           (542)
  Loss on sale of investments           (201,041)       490,350         312,090
                                     -----------    -----------      ----------
                                       2,633,281      3,066,931       2,612,445
                                     -----------    -----------     -----------
  Net income                          44,089,310     37,357,503      34,455,214
                                     -----------    -----------     -----------
Beginning retained earnings as
  previously reported                 58,677,001     47,129,432      42,711,343
Restatement (Note 6)                           -              -      (8,141,000)
                                     -----------    -----------     -----------
Retained earnings as restated         58,677,001     47,129,432      34,570,343
Dividends                            (86,736,331)   (25,809,934)    (21,896,125)
                                     -----------    -----------     -----------
Retained earnings end of year        $16,029,980    $58,677,001     $47,129,432
                                     ===========    ===========     ===========

                                          THE ACCOMPANYING NOTES ARE AN INTEGRAL
                                               PART OF THE FINANCIAL STATEMENTS.

                                                 INFORMATION TECHNOLOGY, INC.
                                                 For the years ended
                                                 December 31, 1994, 1993 & 1992

                                                 STATEMENTS OF CASH FLOWS

                                        1994           1993            1992
                                        ----           ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income                         $44,089,310    $37,357,503     $34,455,214
                                     -----------    -----------     -----------
  Adjustments to reconcile net
      income to net cash provided
      by operating activities:
    Depreciation                       2,078,438      1,313,029         795,107
    Gain on sale of fixed assets        (237,601)         1,853             542
    Loss on sale of investments          201,041       (490,350)       (312,090)
    Increase in deposits and
      prepaids                        (1,776,928)      (492,015)     (5,020,069)
    Increase in accounts
      receivable                      (1,534,747)       515,262      (1,933,694)
    Increase in deferred
      maintenance income               2,175,000      1,044,000       1,342,000
    Increase in accounts payable       1,669,498       (433,128)      5,862,033
    Increase in accrued
      liabilities                        210,748         98,422        (336,050)
    Increase in customer
      downpayments                     1,137,330        348,032       1,623,477
                                     -----------    -----------     -----------
  Total adjustments                    3,922,779      1,905,105       2,021,256
                                     -----------    -----------     -----------
  Net cash provided by
    operating activities             $48,012,089    $39,262,608     $36,476,470
                                     -----------    -----------     -----------

                                          THE ACCOMPANYING NOTES ARE AN INTEGRAL
                                               PART OF THE FINANCIAL STATEMENTS.

INFORMATION TECHNOLOGY, INC.
For the years ended
December 31, 1994 & 1993 & 1992

STATEMENTS OF CASH FLOWS

                                       1994            1993            1992
                                       ----            ----            ----
CASH FLOWS FROM INVESTING ACTIVITIES:

  Purchases of property, plant,
    and equipment                   ($1,573,929)    ($7,841,236)      ($275,301)
  Proceeds from sale of fixed
    assets                              386,825          12,828             995
  Purchases of Investments         (113,407,333)    (86,017,663)    (71,439,948)
  Proceeds from sales, calls and
    maturities of investments       118,173,481      86,700,152      59,964,984
  Increase in other assets              (32,258)        (28,343)        (26,178)
                                   ------------     -----------     -----------
  Net cash provided by (used in)
    investing activities              3,546,786      (7,174,262)    (11,775,448)

CASH FLOWS FROM FINANCING ACTIVITIES:

  Dividends                         (36,736,331)    (25,809,934)    (21,896,125)
                                   ------------     -----------     -----------
  Net increase in cash and cash
    equivalents                      14,822,544       6,278,412       2,804,897
  Cash and cash equivalents,
    beginning of year                16,253,908       9,975,496       7,170,599
                                   ------------     -----------     -----------
  Cash and cash equivalents,
    end of year                     $31,076,452     $16,253,908      $9,975,496
                                   ============     ===========     ===========

  SUPPLEMENTAL DISCLOSURE OF CASH
      FLOW INFORMATION:
    Cash paid for interest          $        54        $  6,172        $  1,935
    Cash paid for income taxes          713,599         396,563         268,085
    Dividends declared               50,000,000               -               -

                                          THE ACCOMPANYING NOTES ARE AN INTEGRAL
                                               PART OF THE FINANCIAL STATEMENTS.

INFORMATION TECHNOLOGY, INC.
NOTES TO FINANCIAL STATEMENTS

1.  ACCOUNTING POLICIES:
    --------------------
    THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING AND FINANCIAL REPORTING POLICIES FOLLOWED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. CERTAIN 1993 AND 1992 AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO THE 1994 PRESENTATION.

    (A) INDUSTRY INFORMATION:
        ---------------------
        INFORMATION TECHNOLOGY, INC.'S (ITI) PRINCIPAL BUSINESS ACTIVITY IS THE DEVELOPMENT, LICENSING AND MAINTENANCE OF COMPUTER SOFTWARE USED BY FINANCIAL INSTITUTIONS AND THE SALE OF RELATED COMPUTER EQUIPMENT.

    (B) INVESTMENTS:
        ------------
        INVESTMENTS CLASSIFIED AS AVAILABLE FOR SALE ARE STATED AT FAIR VALUE. UNREALIZED GAINS AND LOSSES FROM SECURITIES AVAILABLE FOR SALE ARE REPORTED AS A SEPARATE COMPONENT OF EQUITY. COSTS USED IN COMPUTING GAINS OR LOSSES ON THE SALE OF INVESTMENT SECURITIES ARE DETERMINED BY SPECIFIC IDENTIFICATION.

    (C) DEPRECIATION:
        -------------
        PROPERTY, PLANT AND EQUIPMENT ARE STATED AT COST LESS ACCUMULATED DEPRECIATION. DEPRECIATION IS COMPUTED USING ACCELERATED METHODS OVER THE ESTIMATED USEFUL LIVES OF THE ASSETS.

        MAJOR REPLACEMENTS AND BETTERMENTS ARE CAPITALIZED WHILE MAINTENANCE AND REPAIRS AND MINOR REPLACEMENTS ARE CHARGED TO EXPENSE WHEN INCURRED. GAINS OR LOSSES ON DISPOSITIONS ARE REFLECTED IN CURRENT OPERATIONS.

    (D) REVENUES:
        ---------
        ITI RECOGNIZES SOFTWARE LICENSE AND EQUIPMENT REVENUES AS INCOME AT THE TIME OF DELIVERY. MAINTENANCE REVENUES ARE RECOGNIZED OVER THE TERM OF THE RELATED AGREEMENTS.

    (E) CASH AND CASH EQUIVALENTS:
        --------------------------
        CASH AND CASH EQUIVALENTS INCLUDE CASH ON HAND, BANK ACCOUNTS, MONEY MARKET ACCOUNTS AND CERTIFICATES OF DEPOSIT WITH MATURITIES OF NINETY
        (90) DAYS OR LESS.

    (F) SOFTWARE DEVELOPMENT AND MAINTENANCE:
        -------------------------------------
        ITI CHARGES THE COSTS OF DEVELOPING AND MAINTAINING SOFTWARE TO EXPENSE AT THE TIME SUCH COSTS ARE INCURRED. DEVELOPMENTAL COSTS REQUIRING CAPITALIZATION IN ACCORDANCE WITH FINANCIAL ACCOUNTING STANDARDS #86 WERE EXPENSED DUE TO THEIR IMMATERIALITY TO THE FINANCIAL STATEMENTS.

2.  INCOME TAXES:
    -------------
    EFFECTIVE OCTOBER 1, 1985, ITI ELECTED TO BE TAXED AS AN S CORPORATION UNDER THE PROVISIONS OF THE INTERNAL REVENUE CODE. ACCORDINGLY, NO PROVISION IS MADE FOR FEDERAL INCOME TAXES SINCE SUCH AMOUNTS ARE ASSETS OR LIABILITIES OF THE INDIVIDUAL STOCKHOLDERS. CERTAIN STATE INCOME TAXES ARE INCLUDED IN OTHER OPERATING EXPENSES.

IF ITI HAD NOT ELECTED TO BE TAXED UNDER THE PROVISIONS OF SUBCHAPTER S OF THE INTERNAL REVENUE CODE, THE PROVISION FOR INCOME TAXES WOULD HAVE APPROXIMATED $17,806,000, $14,623,000 AND $13,133,000 FOR THE YEARS ENDED DECEMBER 31, 1994,
1993 AND 1992, RESPECTIVELY.

INFORMATION TECHNOLOGY, INC.
NOTES TO FINANCIAL STATEMENTS

3.  INVESTMENTS:
    ------------
    ITI ADOPTED THE PROVISIONS OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS #115 ON JANUARY 1, 1994. THE STATEMENT REQUIRES THE USE OF FAIR VALUE ACCOUNTING FOR SECURITIES CLASSIFIED AS AVAILABLE FOR SALE. PRIOR TO JANUARY 1, 1994, INVESTMENTS WERE RECORDED AT COST, WHICH APPROXIMATED FAIR VALUE.

CARRYING AMOUNTS AND FAIR VALUES OF INVESTMENT SECURITIES ARE SUMMARIZED AS
FOLLOWS:

                                              DECEMBER 31, 1994
                               -----------------------------------------------
                                              GROSS       GROSS
                                            UNREALIZED  UNREALIZED     FAIR
                                   COST       GAINS       LOSSES      VALUE
                                  -----       -----       -----       -----
U.S. TREASURY SECURITIES       $ 2,977,382     $14,564  $   63,771 $ 2,928,175
OBLIGATIONS OF STATE AND
POLITICAL SUBDIVISIONS          36,234,355      78,237   1,085,647  35,226,945
                               -----------  ----------  ---------- -----------
  TOTAL INVESTMENT SECURITIES  $39,211,737     $92,801  $1,149,418 $38,155,120
                               ===========  ==========  ========== ===========

REALIZED GAINS AND LOSSES IN 1994 WERE $343,147 AND $544,188, RESPECTIVELY.

THE FOLLOWING TABLE SHOWS THE BOOK VALUE AND MATURITY DISTRIBUTION OF THE INVESTMENT PORTFOLIO:

                                         DECEMBER 31, 1994
                                     --------------------------
                                                       FAIR
                                       COST            VALUE
                                       -----           -----
DUE WITHIN 1 YEAR                    $17,129,062    $16,831,427
DUE AFTER 1 YEAR THROUGH 5 YEARS      16,304,213     15,777,372
DUE AFTER 5 YEARS THROUGH 10 YEARS     5,778,462      5,546,321
                                     -----------    -----------
  TOTAL INVESTMENT SECURITIES        $39,211,737    $38,155,120
                                     ===========    ===========

4.  PROFIT SHARING PLAN:
    --------------------
    ITI MAINTAINS A DEFINED CONTRIBUTION PROFIT SHARING PLAN FOR ALL ELIGIBLE EMPLOYEES. CONTRIBUTIONS TO THE PLAN WERE APPROXIMATELY $676,000, $701,000 AND $642,000 FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992, RESPECTIVELY.

5.  CREDIT AGREEMENT:
    -----------------
    ITI HAS AN AVAILABLE UNSECURED LINE OF CREDIT WITH A REGIONAL BANK WHICH PERMITS BORROWING AT THE NATIONAL PRIME RATE. THE LINE OF CREDIT AVAILABLE AT DECEMBER 31, 1994 WAS $10 MILLION. NO BORROWINGS WERE OUTSTANDING AT DECEMBER 31, 1994.

6.  RESTATEMENT:
    ------------
    THE 1993 AND 1992 FINANCIAL STATEMENTS HAVE BEEN RESTATED TO REFLECT RECOGNITION OF INCOME FROM MAINTENANCE AGREEMENTS OVER THE TERM OF THE AGREEMENTS. THE EFFECT OF THE RESTATEMENT IS TO DECREASE NET INCOME FOR 1993 AND 1992 BY $1,044,000 AND $1,342,000 RESPECTIVELY AND RETAINED EARNINGS AT DECEMBER 31, 1991 BY $8,141,000.

                          INFORMATION TECHNOLOGY, INC.

                              FINANCIAL STATEMENTS

                                FOR THREE MONTHS

                             ENDING MARCH 31, 1995

                                  (UNAUDITED)

                          INFORMATION TECHNOLOGY, INC.

                                 BALANCE SHEET
                                 March 31, 1995
                                  (Unaudited)
                                 --------------

                                     ASSETS

Current assets:
  Cash and cash equivalents                                         $ 9,692,219
  Accounts receivable                                                12,805,179
  Deposits and prepaids                                               7,910,717
  Investment securities                                               3,708,648
                                                                   ------------
            Total current assets                                     34,116,763

Property, plant and equipment, net                                    9,424,982
Other assets                                                            540,274
                                                                   ------------
                                                                    $44,082,019
                                                                   ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                  $12,934,227
  Accrued liabilities                                                   770,392
  Customer downpayments                                               7,825,045
  Deferred maintenance income                                        13,916,271
                                                                   ------------
            Total current liabilities                                35,445,935
                                                                   ------------

Stockholders' equity:
  Common stock, $.50 par value, 20,000 shares
    authorized, issued and outstanding                                   10,000
  Unrealized loss on investment securities                              (27,524)
  Retained earnings                                                   8,653,608
                                                                   ------------
                                                                      8,636,084
                                                                   ------------
                                                                    $44,082,019
                                                                   ============



                     The accompanying notes are an integral
                       part of the financial statements.

                          INFORMATION TECHNOLOGY, INC.

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
               for the three months ended March 31, 1995 and 1994
                                  (Unaudited)
                                 -------------




                                                  Three Months Ended
                                                       March 31,
                                            ------------------------------
                                                1995               1994
                                               ------             ------
Revenues                                    $ 35,107,094       $26,771,576
                                            ------------       -----------

Cost of revenues:
  Operating expenses                          21,777,828        17,107,731
  Depreciation and amortization                  363,120           406,566
                                            ------------       -----------
                                              22,140,948        17,514,297
                                            ------------       -----------
Operating income                              12,966,146         9,257,279
Other - net                                     (335,380)          100,532
                                            ------------       -----------
            Net income                        12,630,766         9,357,811

Retained earnings, beginning of
period                                        16,029,980        58,677,001

Dividends                                    (20,007,138)         (712,314)
                                            ------------       -----------
Retained earnings, end of period            $  8,653,608       $67,332,498
                                            ============       ===========



                     The accompanying notes are an integral
                       part of the financial statements.

                          INFORMATION TECHNOLOGY, INC.

                            STATEMENTS OF CASH FLOWS
               for the three months ended March 31, 1995 and 1994
                                  (Unaudited)
                                 -------------


                                                  Three Months Ended
                                                       March 31,
                                            ------------------------------
                                                1995               1994
                                               ------             ------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                $ 12,630,766      $  9,357,811
  Adjustments to reconcile net income
      to net cash provided by
      operating activities:
    Depreciation and amortization                363,120           406,566
    Loss on sale of investments                  956,393              -
  (Increase) decrease in:
    Accounts receivable                       (5,482,844)       (1,394,517)
    Deposits and prepaids                         32,302         2,526,404
  Increase (decrease) in:
    Accounts payable                           2,380,615        (1,392,103)
    Accrued liabilities                         (102,388)         (137,498)
    Customers downpayments                     2,211,358           259,180
    Deferred maintenance income                1,214,271         1,150,193
    Dividend payable                         (50,000,000)             -
                                            ------------      ------------
      Net cash provided by (used in)
        operating activities                 (35,796,407)       10,776,036
                                            ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property, plant and
    equipment                                   (105,907)          (48,933)
  Purchases of investments                          -          (15,624,674)
  Proceeds from sales, calls and
    maturities of investments                 34,519,172              -
  Decrease in other assets                         6,047              -
                                            ------------      ------------
      Net cash provided by (used in)
        investing activities                  34,419,312       (15,673,607)
                                            ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends                                  (20,007,138)         (712,314)
                                            ------------      ------------

Net decrease in cash and cash
  equivalents                                (21,384,233)       (5,609,885)
Cash and cash equivalents,
beginning of period                           31,076,452        16,253,908
                                            ------------      ------------
Cash and cash equivalents, end of
  period                                    $  9,692,219      $ 10,644,023
                                            ============      ============


                     The accompanying notes are an integral
                       part of the financial statements.

                          INFORMATION TECHNOLOGY, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)
                                  ------------
1.  Basis of Presentation:
    ----------------------
    The accompanying unaudited financial statements include the accounts of Information Technology, Inc. (the "Company"). In the opinion of management, the financial statements contain all adjustments necessary to present fairly the Company's financial position and results of operations for the three months ended March 31, 1995 and 1994. Such adjustments consisted of normal recurring items. These unaudited financial statements should be read in conjunction with the audited financial statements as of December 31, 1994, and the notes thereto.

2.  Subsequent Event:
    -----------------
    On April 6, 1995, FIserv, Inc. entered into a Stock Purchase Agreement to purchase the Company for approximately $373,000,000, two-thirds in cash and one-third in FIserv Common Stock. The acquisition is subject to several conditions precedent, including receipt of government approvals, and is expected to close by the end of May.

               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                         FINANCIAL INFORMATION

   The following unaudited pro forma condensed consolidated balance sheets combine the condensed consolidated balance sheets of FIserv and ITI as of December 31, 1994 and March 31, 1995. The following unaudited condensed consolidated statements of income combine the condensed consolidated statements of income of FIserv and ITI for the year ended December 31, 1994 and the three months ended March 31, 1995. The financial information presented as of any date other than December 31 has been prepared from the books and records without audit. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the financial information for the periods indicated, have been included.

   The pro forma condensed consolidated balance sheets as of December 31, 1994 and March 31, 1995 and the pro forma condensed consolidated statements of income for the periods then ended have been prepared by FIserv management based upon the audited and unaudited financial statements of FIserv and ITI for the periods indicated. The allocations of the purchase price assigned to the assets acquired, including their related amortizations, and the liabilities assumed in the accompanying pro forma financial statements are based upon preliminary estimates and will be revised when the final fair value allocations are determined, as will the related income tax effects of the pro forma adjustments.


   The pro forma condensed consolidated statements of income are not necessarily indicative of the results that actually would have occurred if the acquisition had occurred at the beginning of the periods indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements of ITI (included herein) and of FIserv for the year ended December 31, 1994, as included in its Annual Report on Form 10-K for the year, incorporated herein by reference.

FISERV, INC. AND INFORMATION TECHNOLOGY, INC.
Unaudited Pro Forma Combined Condensed Balance Sheet
(in thousands)

                                                     December 31, 1994
                              ------------------------------------------------------------
                                               Information     Pro Forma        Pro Forma
                              FIserv, Inc.  Technology, Inc.  Adjustments       Combined
                              ------------------------------------------------------------

Assets
Cash and cash equivalents          $28,294           $31,077     $(21,818)1(a)  $   37,553
Accounts receivable                120,033             7,322                       127,355
Prepaid expenses and other
 assets                             34,391             8,489                        42,880
Investment securities              807,819                                         807,819
Other investments                   64,777            38,155      (38,155)1(a)      64,777
Property and equipment-net         113,448             9,682                       123,130
Internally generated computer
 software-net                       67,820                          1,600 1(b)      69,420
Identifiable intangible assets
 relating to acquisitions-Net       34,090                                          34,090
Goodwill-net                       147,686                        369,943 1(b)     517,629
                                ----------          --------     --------       ----------
     Total                      $1,418,358           $94,725     $311,570       $1,824,653
                                ==========          ========     ========       ==========

Liabilities and shareholders' equity

Accounts payable                   $21,440           $10,553                       $31,993
Accrued expenses                    59,126               873       $3,449 1(b)      63,448
Accrued income taxes                 1,851                                           1,851
Deferred revenues                   10,836            18,316                        29,152
Trust account deposits             809,324                                         809,324
Long-term debt                     139,864                        248,736 1(b)     388,600
Other obligations                    2,314            50,000      (50,000)1(a)       2,314
Deferred income taxes               22,800                                          22,800
                                ----------          --------     --------       ----------
Total liabilities                1,067,555            79,742      202,185        1,349,482
Commitments and contingencies
Shareholders' equity:
Common stock outstanding,
$0.01 par value, 75,000,000
shares authorized, 39,156,884
shares issued and
outstanding, (Pro Forma
shares issued and outstanding
43,462,887)                            392                10           36 1(b)         438
Additional paid-in capital         184,574                        124,322 1(b)     308,896
Unrealized gain (loss) on
 investments                        11,054            (1,057)        1057 1(a)      11,054
Accumulated earnings               154,783            16,030      (11,030)1(a)
                                                                   (5,000)1(b)     154,783
                                ----------          --------     --------       ----------
Total shareholders' equity         350,803            14,983      109,385          475,171
                                ----------          --------     --------       ----------
     Total                      $1,418,358           $94,725     $311,570       $1,824,653
                                ==========          ========     ========       ==========

                         The accompanying notes are an integral part of these pro forma combined condensed financial statements.

FISERV, INC. AND INFORMATION TECHNOLOGY, INC.
Unaudited Pro Forma Combined Condensed Statement of Income
(in thousands, except per share data)

                                               Year ended December 31, 1994
                              ------------------------------------------------------------
                                               Information     Pro Forma        Pro Forma
                              FIserv, Inc.  Technology, Inc.  Adjustments       Combined
                              ------------------------------------------------------------
Revenues                          $563,590          $115,331                      $678,921
                                 ---------         ---------                     ---------

Cost of revenues:
Operating expenses                 463,149            71,797                       534,946
Depreciation and amortization
 of property and equipment          29,987             2,078                        32,065
Amortization of intangible
 assets                             10,846                       $  9,249 1(c)      20,095
Capitalization of internally
 generated computer software-
 net                                (9,599)                                        (9,599)
                                 ---------         ---------    ---------        ---------
          Total                    494,383            73,875        9,249          577,507
                                 ---------         ---------    ---------        ---------
Operating income                    69,207            41,456       (9,249)         101,414
Interest expense-net                 6,433            (2,633)      25,019 1(d)      28,819
                                 ---------         ---------    ---------        ---------
Income before income taxes          62,774            44,089      (34,268)          72,595
Income tax provision                25,110                          3,936 1(e)      29,046
                                 ---------         ---------    ---------        ---------
Net income                         $37,664           $44,089     $(38,204)         $43,549
                                 =========         =========    =========        =========

Net income per common and
 common equivalent share              $.95                                            $.98
                                 =========                                       =========
Shares used in computing net
 income per share                   39,854                          4,574 1(b)      44,428
                                 =========                      =========        =========

                         The accompanying notes are an integral part of these pro forma combined condensed financial statements.

FISERV, INC. AND INFORMATION TECHNOLOGY, INC.
Unaudited Pro Forma Combined Condensed Balance Sheet
(in thousands)

                                                     March 31, 1995
                              ------------------------------------------------------------
                                               Information     Pro Forma        Pro Forma
                              FIserv, Inc.  Technology, Inc.  Adjustments       Combined
                              ------------------------------------------------------------
Assets

Cash and cash equivalents       $   30,626           $ 9,692     $     82 1(a)  $   40,400
Accounts receivable                117,837            12,805                       130,642
Prepaid expenses and other
 assets                             35,851             8,451                        44,302
Investment securities              714,641                                         714,641
Other investments                   62,965             3,709       (3,709)1(a)      62,965
Property and equipment-net         121,004             9,425                       130,429
Internally generated computer
 software-net                       69,388                          1,600 1(b)      70,988
Identifiable intangible assets
 relating to acquisitions-Net       32,401                                          32,401
Goodwill-net                       152,532                        369,943 1(b)     522,475
                                ----------          --------     --------       ----------
     Total                      $1,337,245           $44,082     $367,916       $1,749,243
                                ==========          ========     ========       ==========

Liabilities and shareholders' equity

Accounts payable                   $22,054           $12,934                       $34,988
Accrued expenses                    45,807               770       $3,449 1(b)      50,026
Accrued income taxes                 3,075                                           3,075
Deferred revenues                   22,881            21,741                        44,622
Trust account deposits             714,796                                         714,796
Long-term debt                     136,458                        248,736 1(b)     385,194
Other obligations                    2,578                                           2,578
Deferred income taxes               27,266                                          27,266
                                ----------          --------     --------       ----------
Total liabilities                  974,915            35,445      252,185        1,262,545
Commitments and contingencies
Shareholders' equity:
Common stock outstanding,
$0.01 par value, 75,000,000
shares authorized, 39,325,998
shares issued and
outstanding, (Pro Forma
shares issued and outstanding
43,632,001)                            393                10           36 1(b)         439
Additional paid-in capital         184,811                        124,322 1(b)     309,133
Unrealized gain (loss) on
 investments                        11,623               (27)          27 1(a)      11,623
Accumulated earnings               165,503             8,654       (3,654)1(a)
                                                                   (5,000)1(b)     165,503
                                ----------          --------     --------       ----------
Total shareholders' equity         362,330             8,637      115,731          486,698
                                ----------          --------     --------       ----------
     Total                      $1,337,245           $44,082     $367,916       $1,749,243
                                ==========          ========     ========       ==========

                         The accompanying notes are an integral part of these pro forma combined condensed financial statements.

FISERV, INC. AND INFORMATION TECHNOLOGY, INC.
Unaudited Pro Forma Combined Condensed Statement of Income
(in thousands, except per share data)

                                          Three months ended March 31, 1995
                              ------------------------------------------------------------
                                               Information     Pro Forma        Pro Forma
                              FIserv, Inc.  Technology, Inc.  Adjustments       Combined
                              ------------------------------------------------------------
Revenues                          $152,605           $35,107                      $187,712
                                 ---------         ---------                     ---------

Cost of revenues:
Operating expenses                 123,105            21,778                       144,883
Depreciation and amortization
 of property and equipment           8,961               363                         9,324
Amortization of intangible
 assets                              2,746                        $ 2,312 1(c)       5,058
Capitalization of internally
 generated computer software-
 net                                (1,649)                                        (1,649)
                                 ---------         ---------    ---------        ---------
          Total                    133,163            22,141        2,312          157,616
                                 ---------         ---------    ---------        ---------
Operating income                    19,442            12,966       (2,312)          30,096
Interest expense-net                 1,731               335        5,262 1(d)       7,328
                                 ---------         ---------    ---------        ---------
Income before income taxes          17,711            12,631       (7,574)          22,768
Income tax provision                 7,262                          2,027 1(e)       9,289
                                 ---------         ---------    ---------        ---------
Net income                        $ 10,449           $12,631      $(9,601)        $ 13,479
                                 =========         =========    =========        =========

Net income per common and
 common equivalent share             $0.26                                           $0.30
                                 =========                                       =========
Shares used in computing net
 income per share                   40,065                          4,574 1(b)      44,639
                                 =========                      =========        =========

                         The accompanying notes are an integral part of these pro forma combined condensed financial statements.

FISERV, INC. AND INFORMATION TECHNOLOGY, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED
CONDENSED FINANCIAL INFORMATION
(in $000s)
                                                       Year Ended       Three Months Ended
                                                    December 31, 1994     March 31, 1995
1. Pro Forma Adjustments
   (a) Dividends payable                            $50,000
       Accumulated earnings                          11,030             $3,654
            Unrealized loss on investments                    $1,057                  $27
            Cash                                              21,818        82
            Other investments                                 38,155                3,709
       To record distributions to the shareholders
       of ITI (a subchapter S corporation)
       subsequent to December 31, 1994 but prior to
       the closing date.

   (b) Internally generated computer software - net   1,600              1,600
       Goodwill - net                               369,943            369,943
       Accumulated earnings                           5,000              5,000
             Deferred compensation                             3,449                3,449
             Long-term debt                                  248,736              248,736
             Common stock                                10       46        10         46
             Additional paid-in capital                      124,322              124,322
       To record the purchase price of the
       acquisition comprising 4,574,458
       shares of FIserv common stock valued
       at its defined market price
       ($27.1875 a share) on the day prior to
       the closing, or $124,368,000,
       plus $248,736,000 cash which will be
       borrowed and to allocate to
       software and goodwill the cost of the
       acquisition in excess of the
       net assets acquired ($5,000,000), to
       record options granted to key
       employees to acquire 126,867 shares of
       FIserv common stock valued at
       its defined market price and to eliminate
       ITI equity balances.

   (c) Amortization of intangible assets              9,249             2,312
       To record amortization of goodwill recorded
       at (b) above.

   (d) Interest expense - net                        25,019             5,262
       To record interest on borrowed funds at 9%
       and to eliminate interest earned on other
       investments by ITI.

   (e) Income tax provision                           3,936             2,027
       Since ITI is a subchapter S corporation
       for federal income tax purposes,
       no federal income tax provision appears
       on their historical financial
       statements.  This adjustment records the
       federal income tax provision applicable
       to ITI historical pretax income plus the
       income tax effect of these pro forma
       adjustments.


